UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

February 7, 2018

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On February 7, 2018, the Board of Directors (the “Board”) of PCTEL, Inc. (the “Company”) appointed Ms. Cynthia Keith to the Board as a Class I Director whose term will expire at the 2018 annual meeting of the shareholders.  Ms. Keith is filling the vacancy created by the retirement of Mr. Brian Jackman who served on the Board from 2002 until December 31, 2017.  Effective February 7, 2018, she will serve on the Audit Committee.  In connection with her appointment to the Board, Ms. Keith will receive a one-time grant of restricted shares equivalent to $50,000 based upon the closing price of PCTEL common stock as represented by NASDAQ as of her first date of service.  This one-time grant will vest in three equal annual installments on each anniversary of the date of grant, provided that she continues to serve as a Director on such dates.  In addition, Ms. Keith will receive a pro-rata portion of the annual cash retainer and annual grant of the Company’s common stock received by all Directors, as well as a fee for serving on the Audit Committee and for attendance at Board and committee meetings, all as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 11, 2017.  There are no arrangements or understandings between Ms. Keith and any other persons pursuant to which she was selected as a director, and there are no related party transactions between Ms. Keith and the Company.

Compensatory Arrangements with Named Executive Officers

On February 7, 2018, the Board also approved the base salary and fiscal 2018 incentives for the Company’s Chief Executive Officer, and the Compensation Committee of the Board approved base salaries and fiscal 2018 incentives for the other named executive officers, as described below.

Base Salaries

The Compensation Committee based its recommendation to the Board regarding the Chief Executive Officer’s base salary on the CEO evaluation completed by all Board members assessing various aspects of his performance, comparative market data with the Company’s peer group and input from the Committee’s independent compensation consultant.  The Compensation Committee based its determinations with respect to base salaries of the named executive officers on the Chief Executive Officer’s assessment of the performance, experience and responsibilities of each named executive officer, comparative market data, the Company’s performance, and input provided by the Committee’s independent compensation consultant.

Officer Name	Title	Base Salary

David A. Neumann	Chief Executive Officer	$367,500
John W. Schoen	Senior Vice President & Chief Financial Officer	$310,000
Jeffrey A. Miller	Senior Vice President & General Manager, RF Solutions	$280,000
Rishi Bharadwaj	Senior Vice President & General Manager, Connected Solutions	$280,000
Shelley J. Bacastow	Vice President and General Counsel	$258,000

Adoption of 2018 Short-Term Incentive Plan

The Board adopted and approved a Short Term Incentive Plan for 2018 (the “2018 STIP”) designed to provide incentive awards for the Chief Executive Officer, the other named executive officers and certain other employees of PCTEL based on the achievement of specifically-identified, short-term corporate and business segment goals for 2018.

The material terms of the 2018 STIP include the following:

•
•

∙    For Mr. Neumann, Mr. Schoen and Ms. Bacastow, the STIP incentive award will be based on the Company’s revenue and adjusted EBITDA at the corporate level.  For Mr. Miller and Mr. Bharadwaj, the STIP incentive award will be based on the revenue and adjusted EBITDA generated by the respective business segment that they lead, meaning the RF Solutions segment for Mr. Miller and the Connected Solutions segment for Mr. Bharadwaj.

∙     Achievement of the revenue and adjusted EBITDA goals for PCTEL, or the relevant business segment, will be the performance criteria used to calculate the 2018 STIP incentive awards.  Achievement of the applicable adjusted EBITDA goal will be weighted 80% and achievement of the applicable revenue goal will be weighted 20%.  Adjusted EBITDA is a non-GAAP measure that is defined as operating profit from continuing operations plus depreciation, amortization, impairment of goodwill or intangible assets, and stock-based compensation.

∙     Incentive awards to be paid to executive officers under the 2018 STIP will be paid 50% in the Company’s common stock issued under the Company’s Stock Plan and 50% in cash.

•	∙ The Compensation Committee will review and approve the calculation of the incentive awards under the 2018 STIP during the first quarter of 2019.

Officer Name	Title	At Threshold	At Plan	At Maximum
		(% of base salary)	(% of base salary)	(% of base salary)
David A. Neumann	Chief Executive Officer	37.50	75.00	150.00
John W. Schoen	Senior Vice President & Chief Financial Officer	28.75	57.50	115.00
Jeffrey A. Miller	Senior Vice President & General Manager, RF Solutions	28.75	57.50	115.00
Rishi Bharadwaj	Senior Vice President & General Manager, Connected Solutions	28.75	57.50	115.00
Shelley J. Bacastow	Vice President and General Counsel	25.00	50.00	100.00

Adoption of 2018 Long-Term Incentive Plan

The Board also adopted and approved the grant of long-term incentive equity awards of restricted shares under the Company’s Stock Plan.  The Long-Term Incentive Plan for 2018 (“2018 LTIP”) employs service-based vesting over three years in equal annual increments in order to enhance the retention value of the long-term incentive award. For the 2017 LTIP, the long-term incentive awards vested in their entirety on the second anniversary of the grant date.  The value of the 2018 LTIP awards is at or below the 25th percentile for all the named executive officers except Mr. Miller, and at the median for Mr. Miller, based on survey data provided by the Compensation Committee’s independent compensation consultant.  Each named executive officer must be an employee of the Company on the vesting date in order to receive the equity award.

Officer Name	Title	Number of Restricted Shares Awarded

David A. Neumann	Chief Executive Officer	36,232
John W. Schoen	Senior Vice President & Chief Financial Officer	20,000
Jeffrey A. Miller	Senior Vice President & General Manager, RF Solutions	20,000
Rishi Bharadwaj	Senior Vice President & General Manager, Connected Solutions	18,000
Shelley J. Bacastow	Vice President and General Counsel	14,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2018

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer